Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS

AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Co-President and Co-Chief Executive Officer of Apollo Realty Income Solutions, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2024	By:	/s/ Philip Mintz
	Name:	Philip Mintz
	Title:	Co-President and Co-Chief Executive Officer

The undersigned, the Co-President and Co-Chief Executive Officer of Apollo Realty Income Solutions, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2024	By:	/s/ Randy Anderson
	Name:	Randy Anderson
	Title:	Co-President and Co-Chief Executive Officer

The undersigned, the Chief Financial Officer, Treasurer and Secretary of Apollo Realty Income Solutions, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2024	By:	/s/ Anastasia Mironova
	Name:	Anastasia Mironova
	Title:	Interim Chief Financial Officer, Treasurer and Secretary

Pursuant to the Securities and Exchange Commission Release 33-8238, dated June 5, 2003, this certification is being furnished and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or incorporated by reference in any registration statement of the Company filed under the Securities Act of 1933, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.